UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2005


                              INSIGHT MIDWEST, L.P.
                              INSIGHT CAPITAL, INC.
           (Exact name of Registrants as specified in their charters)


        DELAWARE                    333-33540                  13-4079232
        DELAWARE                   333-33540-1                 13-4079679
(State of incorporation       (Commission File Nos.)          (IRS Employer
    or organization)                                        Identification Nos.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrants' telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     We are 50% owned subsidiaries of Insight Communications Company, Inc. On September 28, 2005, Insight Communications issued a press release announcing (i) the commencement of a consent solicitation of holders of its outstanding 12 1/4% senior discount notes due 2011 and (ii) the commencement of a consent solicitation of holders of our 9 3/4% senior notes due 2009 and 10 1/2% senior notes due 2010. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    EXHIBIT NO.           DESCRIPTION

        99.1              Press release dated September 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INSIGHT MIDWEST, L.P.
                                                (Registrant)



Date: September 28, 2005                   By:   /s/ Elliot Brecher
                                                 ------------------------------
                                                 Elliot Brecher
                                                 Senior Vice President
                                                    and General Counsel



                                           INSIGHT CAPITAL, INC.
                                                (Registrant)



Date: September 28, 2005                   By:   /s/ Elliot Brecher
                                                 ------------------------------
                                                 Elliot Brecher
                                                 Senior Vice President
                                                    and General Counsel